SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                  Relating the Pooling and Servicing Agreement

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2007

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-140247                 30-0183252
-------------------------------       ------------           -------------------
 (State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

     383 Madison Avenue
     New York, New York                                             10179
-------------------------------                              -------------------
   (Address of Principal                                          (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)  Not applicable

           (b)  Not applicable

           (c)  Exhibits:

           4.1 Amendment No. 1 to the Pooling and Servicing Agreement, dated as of May 14, 2008, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank National Association, as master servicer and as securities administrator, EMC Mortgage Corporation, as sponsor, and Citibank, N.A., as trustee.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By: /s/ Baron Silverstein
--------------------------------
Name:  Baron Silverstein
Title: Vice President

Dated: May 15, 2008

                                  EXHIBIT INDEX

             Item 601 (a) of   Sequentially
Exhibit      Regulation S-K    Numbered
Number       Exhibit No.       Description                            Page
------       -----------       -----------                            ----

4.1          4                 Amendment No. 1 to the                 4
                               Pooling and Servicing
                               Agreement